UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 1, 2020

NABRIVA THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37558	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25-28 North Wall Quay, IFSC, Dublin 1, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (610) 816-6640

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	NBRV	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events.

On September 1, 2020, Nabriva Therapeutics plc (the “Company”) filed a prospectus supplement (the “Prospectus Supplement”) under the Company’s universal shelf registration statement on Form S-3 (File No. 333-223739) filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2018 and the pre effective amendment numbered 1 thereto (the “Registration Statement”), relating to the offer and sale of the remaining shares of the Company’s ordinary shares, nominal value $0.01 per share, for aggregate gross proceeds of up to $31,959,197 (the “Shares”), under its Open Market Sale Agreement, dated as of June 25, 2019, with Jefferies LLC (the “Sale Agreement”). The Company will not make any further offers or sales of its ordinary shares pursuant to the prior prospectus supplement dated June 25, 2019 and an accompanying prospectus dated August 10, 2017 relating to the offer and sale of shares of the Company’s ordinary shares pursuant to the Sales Agreement.

A&L Goodbody, Irish counsel to the Company, has issued a legal opinion relating to the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The Shares are registered pursuant to the Registration Statement and the base prospectus contained therein, and offerings for the Shares will be made only by means of the Prospectus Supplement. This Current Report on Form 8-K shall not constitute an offer to sell or solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Open Market Sale AgreementSM, dated June 25, 2019, by and between Nabriva Therapeutics plc and Jefferies LLC (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K filed by the Registrant on June 25, 2019)
5.1	Opinion of A&L Goodbody
23.1	Consent of A&L Goodbody (included in Exhibit 5.1)
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABRIVA THERAPEUTICS PLC

Date: September 1, 2020	By:	/s/ Gary Sender
Gary Sender
Chief Financial Officer